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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in (i) Registration Statements No. 333-78139, 333-92997, and 333-57238 of Prosperity Bancshares, Inc. on Form S-8, and (ii) Registration Statement No. 333-93857 of Prosperity Bancshares, Inc. on Form S-3 our report dated February 15, 2002, appearing in this Annual Report on Form 10-K of Prosperity Bancshares, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE
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Houston, Texas
March 8, 2002